Earnings Call Presentation – 3Q 2022 Third Quarter 2022 Earnings November 2, 2022

Earnings Call Presentation – 3Q 2022 Cautionary Statements Regarding Forward-Looking Information This presentation may contain or incorporate by reference information that includes or is based on forward-looking statements within the meaning of the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. We caution investors that these forward-looking statements are not guarantees of future performance, and actual results may differ materially. Such statements involve known and unknown risks, uncertainties, and other factors, including but not limited to: • changes in the frequency and severity of insurance claims; • claim development and the process of estimating claim reserves; • the impacts of inflation; • supply chain disruption; • product demand and pricing; • effects of governmental and regulatory actions; • litigation outcomes; • investment risks; • cybersecurity risks; • impact of catastrophes; and • other risks and uncertainties detailed in Kemper’s Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission (“SEC”). The COVID-19 outbreak and subsequent global pandemic (“Pandemic”) is an extraordinary catastrophe that creates unique uncertainties and risks. Kemper cannot provide any assurances as to the impacts of the Pandemic and related economic conditions on Kemper’s operating and financial results. Kemper assumes no obligation to publicly correct or update any forward-looking statements as a result of events or developments subsequent to the date of this presentation, including any such statements related to the Pandemic. Non-GAAP Financial Measures This presentation contains non-GAAP financial measures that the company believes are meaningful to investors. Non-GAAP financial measures have been reconciled to the most comparable GAAP financial measure. Preliminary Matters 2

Earnings Call Presentation – 3Q 2022 Require unique expertise Have limited or unfocused competition Enable systematic, sustainable competitive advantages Leading Insurer Empowering Specialty and Underserved Markets 3 Delivering appropriate and affordable insurance and financial solutions Specialty auto insurance for underserved markets; Latino, Hispanic and urban areas Life insurance for low/modest income customers Target Markets Differentiated Capabilities . Enabled by a dynamic, diverse and innovative team who act like owners Target top quartile value creation for customers, employees and shareholders • Organization development • Ease of use • Distribution • Product sophistication • Loss cost management • Capital management • Cost management

Go Forward Strategy to Maximize Value Creation

Strengthening capabilities in our core businesses

KEMPER
Auto

- $92.8% average, underlying combined ratio pre-pandemic[1]
- 12.5 pts combined ratio improvement since 4Q'21[2]

TTM Earned Premiums


$4.1B
$0.4B

KEMPER
Life

- > $100M net operating income pre-pandemic
- Mortality trending towards pre-pandemic levels

Executing On-Plan

1. Improving Combined Ratio – 12.5 pt. improvement since 4Q'21
2. Streamlining Operating Model
   1. Greater than $150M reduction in annual expense savings
   2. Initiated strategic review of Personal Insurance business
   3. Complete divestiture of Kemper Health in 4Q'22
3. Optimizing Capital Structure - $300M release of trapped capital

Levers for Future

1. Reciprocal structure – Transitioning P&C personal lines underwriting to fee-based, lower capital model
2. Bermuda optimization – ~$100M release of additional trapped capital
3. Flexibility to redeploy capital to the highest value opportunities

Operating model enhancements to enable productivity and growth

[1] Represents average underlying combined ratio for specialty P&C from 2018 – 2020.
[2] Improvement in specialty P&C's underlying combined ratio from 4Q'21 – 3Q'22.

KEMPER
Earnings Call Presentation – 3Q 2022 | 4

Third Quarter 2022 Highlights

Lower incremental severity combined with profit actions drove sequential improvement

Macroeconomic Environment	***Inflation pressures continued to impact the insurance sector*** • Elevated severity trend continued to impact auto insurers, albeit at a slower rate of change • New money yields increasing long-term spread margin – new rates exceeding yield maturities by ~140 bps

Actions Taken	***Ongoing profit restoration actions; aggressively pursuing all improvement opportunities***
	• Rate-taking activities exceeded forecast;
	    • Specialty P&C Personal Auto - Filed an additional 16% increase on 7% of the book
	    • Preferred P&C Personal Auto - Filed an additional 18% increase on 40% of the book
	• Cumulative written rate benefits will continue to earn in at an accelerated rate
	    • Specialty P&C Personal Auto – 37 points of rate on 43% of the book since Q2'21
	    • Preferred P&C Personal Auto – 13 points of rate on 69% of the book since Q2'21

3rd Quarter Results	***Higher earned rates and non-rate actions drove profit improvement sequentially*** • Net loss of $76M (-$1.19/sh), as reported, or $73M (-$1.14/sh), as adjusted[1] • Adjusted consolidated net operating loss[2] of $31M (-$0.48/sh), as reported, or $27M (-$0.42/sh), as adjusted[1] • -10% ROAE[2,3], -17% ROAE[2,3], excluding net unrealized (gain)/loss on fixed maturities and goodwill[1]
Balance Sheet Strength	***Strong capital and liquidity enable us to navigate environmental challenges*** • Holding company remains a source of strength for subsidiaries with nearly $1.4B of liquidity • Capital efficiency enhancements to strengthen financial flexibility

KEMPER

[1] As adjusted for acquisition; see reconciliation on pages 28-30
[2] Non-GAAP financial measure; please see reconciliation in appendix on pages 22-27
[3] Return on average shareholders' equity (5-point average)

Earnings Call Presentation – 3Q 2022 | 5

Earnings Call Presentation – 3Q 2022 Actions taking hold and earning in at an accelerated rate Third Quarter 2022 Financial Highlights 6 ¹ Non-GAAP financial measure; see reconciliation in appendix on pages 22-27; excludes impact of purchase accounting 2 As adjusted for acquisition; see reconciliation on pages 28-30 Improvement driven by ongoing profit restoration actions Quarter Ended ($ in millions, except per share amounts) Sep 30, 2022 Jun 30, 2022 Mar 31, 2022 Dec 31, 2021 Sep 30, 2021 Net Income (Loss) – Per Diluted Share $(1.19) $(1.17) $(1.49) $(1.66) $(1.18) Adj. Consolidated Net Op. Income (Loss) – Per Diluted Share1 $(0.48) $(0.62) $(0.94) $(2.05) $(1.19) Tangible BV Per Common Share excluding unrealized gains1 $30.08 $31.48 $32.86 $34.44 $36.33 Return on Avg. Tangible Common Equity1 (16.7)% (15.9)% (14.4)% (4.9)% 3.2% Dividend Paid to Shareholders Per Share $0.31 $0.31 $0.31 $0.31 $0.31 Life Face Value of In-Force Growth 0.0% 1.0% 2.1% 2.9% 3.2% Specialty Earned Premium Growth2 (2.7%) 3.4% 5.8% 6.0% 6.7% Specialty PIF Growth / (Decline) (14.2%) (9.1%) (0.9)% 4.5% 4.3% As Adjusted2 Net Income (Loss) – Per Diluted Share $(1.14) $(1.12) $(1.43) $(1.59) $(1.08) Adj. Consolidated Net Op. Income (Loss) – Per Diluted Share1 $(0.42) $(0.57) $(0.89) $(1.98) $(1.08)

Earnings Call Presentation – 3Q 2022 Increasing capital flexibility and growing liquidity positions Initiatives intended to further strengthen balance sheet and mitigate risk 1. Offshore captive • Completed the cessation of 80% of Kemper’s Life business to Kemper Bermuda Ltd. • Enabled $300M extraordinary dividend to the parent 2. Capital deployment actions • Focused on deleveraging to return to our long-term target of 17 – 22% debt-to-capital range • Earmarked $150M for debt paydown 3. Long Duration Targeted Improvements (LDTI) • New guidance effective as of January 1, 2023, with a transition date of January 1, 2021 • Using the discount rates as of September 30, 2022, the after-tax transition impact on Shareholders’ Equity is estimated to be an increase of $175 to $275M 4. Asset Liability Management (ALM) • Evaluate Life liabilities using both an economic and accounting view to mitigate long-term economic risk and short-term valuation mismatches • Rate risk managed to less than $15M annually; short-term valuation volatility managed to less than $100M • Q3’22 rate and short-term valuation volatility impact from LDTI was a gain of ~$20M after-tax 7 Third Quarter 2022 – Key Updates

Earnings Call Presentation – 3Q 2022 29.0% 23.6% 23.1% 17.6% 23.2% 24.0% 29.7% 2016 2017 2018 2019 2020 2021 3Q'22 Debt-to-Capital 2 Strong Balance Sheet with Well-Funded Insurance Entities Significant capital and liquidity positions Parent Company Liquidity Risk-Based Capital Ratios¹ $299 $197 $101 $207 $733 $234 $450 $385 $385 $540 $660 $700 $704 $918 2016 2017 2018 2019 2020 2021 3Q'22 Borrowings Available Under Credit Agreement & from Subs HoldCo Cash & Investments (m m ) 415 430 410 355 340 355 535 335 290 285 365 330 220 265 2016 2017 2018 2019 2020 2021 3Q'22 Life & Health P&C (ex. AU & AACC) (% ) $684 $867 $641$582 $1,433 Positioned to navigate this environment and restore the business to profitability 8 $938 ¹ The 3Q’22 Risk-Based Capital Ratios are calculated at the Company Action Level and are estimated. Actual RBC levels are likely to differ materially from these estimates, as they will be affected by numerous market inputs, none of which will be known prior to September 30, 2022. 2 Excludes AOCI: closely aligns with rating agencies and post LDTI implementation $1,368 Debt Cash Flow from Operating Activities (m m ) $241 $241 $539 $534 $448 $351 $(127) 2016 2017 2018 2019 2020 2021 3Q'22 TTM

Diversified Investment Portfolio with Consistent Returns

Net Investment Income



(mm)
$102
$22
$80
3Q'21
$108
$23
$85
4Q'21
$100
$21
$79
1Q'22
$119
$34
$85
2Q'22
$98
$8
$90
3Q'22
Core Portfolio
Alternative Inv. Portfolio

Highlights

- High quality and liquid portfolio provides safety and opportunity in volatile markets
- New investment yields at 10-year highs[2] up 250-275 bps over prior-year
- 4.2% PTE annualized book yield, core portfolio income reflective of rising rate environment
- ~$275-$325M of Fixed Income portfolio subject to reinvestment in 2023

Diversified & Highly-Rated Portfolio

Portfolio Composition[1]



COLI
Short Term
4%
Alternatives
7%
U.S Gov't
5%
6%
Other
7%
Corporates
53%
18%
States/
Munis

$8.7 Billion

Fixed Maturity Ratings



B / BB
≤ CCC
4%
1%
25%
BBB
71%
A or Higher

$6.7 Billion

Pre-Tax Equiv. Annualized Book Yield



4.4%
3Q'21
4.6%
4Q'21
4.2%
1Q'22
5.0%
2Q'22
4.2%
3Q'22

[1] *Includes securities classified as Held-for-Sale Assets on the Condensed Consolidated Balance Sheets; Other category includes Equities securities which excludes $217M of Other Equity Interests of LP/LLC's that have been reclassified into Alternative Investments; COLI represents Company Owned Life Insurance.* [2] *Bloomberg single-A rated corporate credit index, September 2022*

KEMPER
Earnings Call Presentation – 3Q 2022
9

Specialty Property & Casualty Insurance Segment[1]

Margins impacted by broad inflation pressures

Highlights

- Earned rate and non-rate actions exceeded incremental severity
- Filed rate actions outpaced projections and earned rate continues to accelerate
- No prior year adverse development
- Commercial Vehicle continued strong year-over-year momentum:
  - Net written premium growth of 34%
  - Policies in-force growth of 16%
  - Year-to-date underlying combined ratio of 92.7%

Metrics ($ in millions)	3Q'22	3Q'21	Change vs. 3Q'21
Earned Premiums	$1,000	$1,028	(2.7%)
Underlying Loss & LAE Ratio[2]	86.8%	89.9%	(3.1pts)
Underlying Expense Ratio[2]	19.5%	18.0%	1.5pts
Policies In-Force (000)	1,922	2,239	(14.2%)

Specialty PPA (Rate Change Activity Since 2Q'21)

	Rate Actions[3]				Overall Impact	
	Filed		Effective[4]		Written	Earned
	% Prem Impacted	*Wtd Avg Rate*	*% Prem Impacted*	*Wtd Avg Rate*	Cumulative Impact on Specialty Personal Auto Book	
2Q'22	30%	19%	33%	19%	9.1%	2.4%
3Q'22	7%	16%	6%	15%	13.7%	4.7%
4Q'22	~14%	~5%	~14%	~5%	~14.6%	~7.8%

Underlying Combined Ratio[1,2]



(%)
-2.1 pts
107.9
102.3
118.8
106.5
108.3
108.3
108.4
108.3
106.3
107.7
3Q'21
4Q'21
1Q'22
2Q'22
3Q22
QTD
YTD

Business on track for underwriting profitability in 2023

[1] *As adjusted for acquisition; see reconciliation on pages 28-30;*
[2] *Non-GAAP financial measure; see reconciliation in appendix on pages 22-27; excludes impact of purchase accounting;*
[3] *Represents the percent of total book impacted in the quarter and the weighted average rate of actual filings;* [4] *Period rate goes into effect*

KEMPER Earnings Call Presentation – 3Q 2022 | 10

Preferred Property & Casualty Insurance Segment

Margin improvement impacted by seasonality during the quarter

Highlights

- Higher earned rates and non-rate actions reduced the impact of incremental severity
- Filed rate activity exceeded expectations
- Notable post quarter rate approvals:
  - 14.9% NY Prime auto
  - 6.8% CA property
- Catastrophe losses lower vs prior year; Hurricane Ian pre-tax losses ~$2M

Metrics *($ in millions)*	3Q'22	3Q'21	Change vs. 3Q'21
Auto			
Earned Premiums	$90	$103	(12.6)%
Policies In-Force (000)	170	208	(18.3)%
Home & Other			
Earned Premiums	$60	$61	(1.6)%
Policies In-Force (000)	181	216	(16.2)%

Preferred Personal Auto (Rate Change Activity Since 2Q21)

	Rate Actions[2]				Overall Impact	
	Filed		Effective[3]		Written	Earned
	% Prem Impacted	*Wtd Avg Rate*	*% Prem Impacted*	*Wtd Avg Rate*	Cumulative Impact on Preferred Personal Auto Book	
2Q'22	33%	7%	18%	9%	6.6%	1.3%
3Q'22	40%	18%	33%	7%	9.2%	2.5%
4Q'22	~9%	~15%	~22%	~14%	~11.9%	~4.0%

Underlying Combined Ratio[1]



(%)
114.6
81.5
127.1
73.7
116.3
86.7
113.0
92.3
115.4
85.9
3Q'21
4Q'21
1Q'22
2Q'22
3Q'22
Auto
Home & Other

Focus remains on profitability improvement and inflation mitigation

[1] *Non-GAAP financial measure; please see reconciliation in appendix on pages 22-27*
[2] *Represents the percent of total book impacted in the quarter and the weighted average rate of actual filings;*
[3] *Period rate goes into effect*

KEMPER
Earnings Call Presentation – 3Q 2022 | 11

Earnings Call Presentation – 3Q 2022 Life & Health Insurance Segment On path to return to pre-pandemic profitability as COVID-related headwinds subside Note: Chart may not balance due to rounding ¹ Excludes other income and solar credit impairment 2 Annual basis (m m ) • Annualized Life new business sales at pre-Pandemic levels • Excess mortality continues to moderate • Pre-tax profitability improvement driven by subsiding COVID-related headwinds • New money yields increasing long-term spread margin – new rates exceeding yield maturities by ~100 bps • On track to complete the divestiture of Kemper Health in 4Q'22 Highlights $164 $164 $161 $160 $158 $48 $51 $49 $62 $53 3Q'21 4Q'21 1Q'22 2Q'22 3Q'22 Revenues1 Earned Premiums Net Investment Income $211$210$215$213 $222 Profitability improving as mortality normalizes towards pre-Pandemic levels 12 Metrics ($ in millions, except per policy amounts) 3Q’22 3Q’21 Change vs. 3Q’21 L&H Net Operating Income $13 $3 333% Life Face Value of In-Force $20,408 $20,415 0.0% Avg. Face per Policy $6,292 $6,148 2.3% Avg. Premium per Policy Issued2 $575 $531 8.3%

Earnings Call Presentation – 3Q 2022 13 Operating Model Enhancements to Enable Productivity & Growth Advancing differentiated capabilities strengthen systematic, sustainable competitive advantages Initiatives accelerate return to profitability and enhance long-term value creation Initiative Overview Timing Run-Rate Impact • Restructuring and integration to produce annualized savings of greater than $150M • Over the next three years, expect to incur pre-tax charges of $150-$200M • Real Estate Optimization • 25% savings by YE’22 • 100% savings by YE’23 $10M1 • Loss Adjustment Expense (LAE) Improvements • 50% savings by YE’23 • 75% savings by YE’24 • 100% savings by YE’25 2.5 - 3.0 pts • Enterprise Expense Initiatives (ex-Real Estate & LAE) • Ongoing $60-$70M1 1Enterprise expense initiatives and real estate optimization run-rate impact on a pre-tax basis

Earnings Call Presentation – 3Q 2022 Corporate Structure Initiatives Offshore Captive has been established, Reciprocal Structure set-up is underway Corporate structure initiatives help maximize Kemper’s capital efficiency 1. Offshore captive improves short and long-term capital efficiency • Established Bermuda captive as a wholly-owned subsidiary • Reinsured 80% of existing Life business to the captive, unlocking substantial trapped capital • Initiative resulted in $300M of additional liquidity and capital availability 2. Establishing a reciprocal structure for P&C personal lines underwritings • Benefits • Converts P&C personal lines underwriting to a fee-based service model • Anticipated reduction in capital requirements by over 50% • Transition will take ~5-7 years • Capital release will be largely back ended, dependent on the time it takes for the exchange to become self-sufficient, allowing for subsequent deconsolidation • Next steps • In advanced stage of the planning process and intend to submit our plan to regulators in 4Q‘22 • Expect to begin writing business within the reciprocal during 3Q'23 14

Earnings Call Presentation – 3Q 2022 Appendix 15

Implementing Pricing and Underwriting Actions to Combat Trend

Actions take time to earn into financials | __illustrative__ earned rate vs. loss trend comparison

Pre-Pandemic	Lockdowns	Re-Opening / Future
Prior to 2020	*2Q 2020 – 1Q 2021*	*Current+*



Δ Earned Rate
Loss Trend (frequency & severity)
Earned Rate and Loss Trend
Predictable loss trend offset by rate
Rate to zero
Significant, rapid rise in loss trend
Rate filed
Rate earning-in
Rate meeting / exceeding loss trend
ILLUSTRATIVE LOSS TREND vs. RATE CYCLE
Significant, rapid drop in loss trend
Time (not to scale)

Target margins return when combination of earned rate and other underwriting actions exceed loss trend

KEMPER
Earnings Call Presentation – 3Q 2022 | 16

Earnings Call Presentation – 3Q 2022 17 Inflationary Pressures Remain Persistent • Physical damage severity increased due to higher used car values, replacement parts, and labor costs • Body Work-related costs moderated in 3Q, but have grown at approximately double the rate of US Core Inflation • Value of used cars dropped in 3Q, but has significantly outpaced other severity inputs since the start of 2021 • Casualty severity increased due to more severe injuries, medical inflation and greater attorney representation Source: U.S. Bureau of Labor Statistics. Inflation trends continued to be elevated Subcomponents of inflation continue to disproportionately impact insurers Price Indices (Indexed to Q4 2018) Used car prices decline Body Work flattens Steady increase in medical care inflation

Earnings Call Presentation – 3Q 2022 Capital Deployment Priorities Dedicated to being good stewards of capital Management and capital deployment priorities focused on maximizing shareholder value 1. Investment in the business • Fund profitable organic growth at appropriate risk-adjusted returns • Strategic investments and acquisitions that enhance the business and meet or exceed our ROE targets over time 2. Return capital to shareholders • Repurchase shares opportunistically • Maintain competitive dividends 18

Solar Energy Investment: In Line with Environmental Impact Goals

$100 million commitment to solar energy investment generating attractive returns

- In conjunction with Sunrun, invested in a diversified group of residential solar energy projects
- Opportunity to provide renewable energy solutions for homeowners that benefits the environment
- Expect to earn an attractive return that will primarily be recognized as tax credits / deductions as well as operating cash flows
  - Due to tax profile of transaction, this investment needs to be evaluated on after-tax basis
- Majority of financial benefits will be recognized over the next two years
  - Will reduce our Effective Tax Rate over next two years
  - Largest impact is expected to have taken place in 1Q21

Reporting on Income Statement Line Items

Key Metrics *($ in millions, except per share data)*	4Q20	1Q21	2Q21	3Q21	4Q21	1Q22	2Q22	3Q22	Cumulative
Revenue loss/(income)	$ --	$15.4	$7.7	$23.8	$14.3	$16.7	$4.9	$(0.4)	**$82.40**
Per Share	$ --	*$(0.23)*	*$(0.12)*	*$(0.37)*	*$(0.22)*	*$(0.26)*	*$(0.08)*	*$0.01*	***$(1.27)***
Tax Credit / (Expense)	$3.2	$28.6	$8.6	$30.6	$11.2	$7.0	$1.1	$(0.1)	**$90.20**
Per Share	*$0.05*	*$0.43*	*$0.13*	*$0.48*	*$0.18*	*$0.11*	*$0.02*	*$ --*	***$1.40***
Net Benefit (Loss)	$3.2	$13.2	$0.9	$6.8	$(3.1)	$(9.7)	$(3.8)	$0.3	**$7.80**
Per Share	*$0.05*	*$0.20*	*$0.01*	*$0.11*	*$(0.05)*	*$(0.15)*	*$(0.06)*	*$ --*	***$0.11***

Continue to optimize our capital management through investments with attractive returns and cash flows

KEMPER

Earnings Call Presentation – 3Q 2022 | 19

Earnings Call Presentation – 3Q 2022 2022 Reinsurance Program Renewed programs and upsized our catastrophe reinsurance program • Policy placed at 1/1/22 upsized relative to prior four years - New limit aligned with risk-appetite to cover 1-in-200 occurrence - Minimizes rating agency cost of capital • Total coverage: 95% of $300M in excess of $50M Catastrophe Reinsurance Program (Multi-Year) • Increased retention vs. 2021 program – Intended to reduce volatility from high- frequency, low severity events • Coverage – $50M in excess of $65M – $500K deductible per storm – Perils: All perils, excluding named storms (e.g., hurricanes) and earthquakes – Covered Line: Property, Fire and Dwelling Aggregate Catastrophe Program 2022 Aggregate Catastrophe Reinsurance Program 20

Net Operating Income Review

Financial results continue to be pressured by environmental challenges

Dollars per Unrestricted Share - Diluted	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021	Variance YoY
	Three Months Ended, As Reported					
Net Income (Loss)	**$ (1.19)**	**$ (1.17)**	**$ (1.49)**	**$ (1.66)**	**$ (1.18)**	**$ (0.01)**
(Income) Loss from Change in FV of Equity & Convertible Securities	0.14	0.50	0.35	(0.27)	0.01	0.13
Net Investment Related (Gains)/Losses	0.15	(0.13)	(0.02)	(0.27)	(0.13)	0.28
Net Impairment Losses	0.10	0.06	0.11	0.04	0.01	0.09
Acquisition Related Transaction, Integration & Other Costs	0.32	0.12	0.06	0.11	0.10	0.22
Debt Extinguishment, Pension and Other Charges	-	-	0.05	-	-	-
Adj. Consolidated Net Operating Income (Loss)[1]	**(0.48)**	**(0.62)**	**(0.94)**	**(2.05)**	**(1.19)**	**0.71**
Sources of Volatility:						
Income (Loss) After-Tax From:						
Catastrophes	(0.33)	(0.38)	(0.17)	(0.16)	(0.40)	0.07
Solar Investment	0.00	(0.06)	(0.15)	(0.05)	0.11	(0.11)
Prior-year Reserve Development	0.09	0.16	0.03	0.01	(0.31)	0.40
Alternative Investment Income	0.10	0.42	0.26	0.29	0.27	(0.17)
Impact of Purchase Accounting	(0.05)	(0.05)	(0.06)	(0.07)	(0.10)	0.05
Total from Sources of Volatility	$ (0.19)	$ 0.09	$ (0.09)	$ 0.02	$ (0.43)	$ 0.24

Earned impact of profit improvement actions will continue to increase throughout 2022 and 2023

[1] *Non-GAAP financial measure; see reconciliation in appendix pages 22-27*

KEMPER

Earnings Call Presentation – 3Q 2022 | 21

Earnings Call Presentation – 3Q 2022 Book Value Per Share Excluding Net Unrealized (Gains) Losses on Fixed Maturities is a ratio that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the after-tax impact of net unrealized gains on fixed income securities by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trend in book value per share, excluding the after-tax impact of net unrealized gains on fixed income securities in conjunction with book value per share to identify and analyze the change in net worth attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers. Book Value Per Share Excluding Net Unrealized (Gains) Losses on Fixed Maturities and Goodwill is a calculation that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the after-tax impact of net unrealized gains on fixed income securities and goodwill by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trends in book value per share excluding the after-tax impact of net unrealized gains on fixed income securities and goodwill in conjunction with book value per share to identify and analyze the change in net worth excluding goodwill attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers. Kemper believes that Adjusted Consolidated Net Operating Income (Loss) provides investors with a valuable measure of its ongoing performance because it reveals underlying operational performance trends that otherwise might be less apparent if the items were not excluded. Income (Loss) from Change in Fair Value of Equity and Convertible Securities, Net Realized Investment Gains (Losses) and Impairment Losses related to investments included in the Company’s results may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions that impact the values of the Company’s investments, the timing of which is unrelated to the insurance underwriting process. Acquisition Related Transaction and Integration Costs may vary significantly between periods and are generally driven by the timing of acquisitions and business decisions which are unrelated to the insurance underwriting process. Debt Extinguishment, Pension and Other Charges relate to (i) loss from early extinguishment of debt, which is driven by the Company’s financing and refinancing decisions and capital needs, as well as external economic developments such as debt market conditions, the timing of which is unrelated to the insurance underwriting process; (ii) settlement of pension plan obligations which are business decisions are made by the Company, the timing of which is unrelated to the underwriting process; and (iii) other charges that are non-standard, not part of the ordinary course of business, and unrelated to the insurance underwriting process. Significant non-recurring items are excluded because, by their nature, they are not indicative of the Company’s business or economic trends. Non-GAAP Financial Measures 22

Earnings Call Presentation – 3Q 2022 Underlying Combined Ratio is a non-GAAP financial measure. It is computed by adding the Current Year Non-catastrophe Losses and LAE Ratio with the Insurance Expense Ratio. The most directly comparable GAAP financial measure is the Combined Ratio, which is computed by adding total incurred losses and LAE, including the impact of catastrophe losses and loss and LAE reserve development from prior years, with the Insurance Expense Ratio. The Company believes the underlying combined ratio is useful to investors and is used by management to reveal the trends in the Company’s property and casualty insurance businesses that may be obscured by catastrophe losses and prior-year reserve development. These catastrophe losses cause loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior-year reserve developments are caused by unexpected loss development on historical reserves. Because reserve development relates to the re-estimation of losses from earlier periods, it has no bearing on the performance of our insurance products in the current period. The Company believes it is useful for investors to evaluate these components separately and in the aggregate when reviewing the Company’s underwriting performance. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business. As Adjusted for Acquisition amounts are non-GAAP financial measures. Subsequent to the applicable acquisitions, the As Adjusted for Acquisitions amounts are computed by subtracting the impact of purchase accounting adjustments from the comparable consolidated GAAP financial measure reported by Kemper. The Company believes computing and presenting results on an adjusted basis are useful to investors and are used by management to provide meaningful and comparable year-over-year comparisons. Non-GAAP Financial Measures 23

Earnings Call Presentation – 3Q 2022 Non-GAAP Financial Measures 24 2021 2020 2019 2018 2017 2016 Book Value Per Share 62.93$ 69.74$ 59.59$ 47.10$ 41.11$ 38.52$ Less: Net Unrealized (Gains) Losses on Fixed Maturities Per Share (7.89) (11.07) (6.51) (1.70) (5.54) (3.52) Book Value Per Share Excluding Net Unrealized (Gains) Losses on Fixed Maturities 55.04$ 58.67$ 53.08$ 45.40$ 35.57$ 35.00$ Less: Goodwill (20.60) (17.02) (16.72) (17.18) (6.28) (6.30) Book Value Per Share Excluding Net Unrealized (Gains) Losses on Fixed Maturities and Goodwill 34.44$ 41.65$ 36.36$ 28.22$ 29.29$ 28.70$ For the Periods Ended Book Value 3Q'22 2Q'22 1Q'22 4Q'21 3Q'21 Book Value Per Share 38.16$ 44.64$ 53.21$ 62.93$ 65.22$ Less: Net Unrealized (Gains) Losses on Fixed Maturities Per Share 12.25 7.39 0.21 (7.89) (8.28) Book Value Per Share Excluding Net Unrealized (Gains) Losses on Fixed Maturities 50.41$ 52.03$ 53.42$ 55.04$ 56.94$ Less: Goodwill (20.33) (20.55) (20.56) (20.60) (20.61) Book Value Per Share Excluding Net Unrealized (Gains) Losses on Fixed Maturities and Goodwill 30.08$ 31.48$ 32.86$ 34.44$ 36.33$ For the Periods Ended

Non-GAAP Financial Measures

Return on Equity

	For the Periods Ended				
	3Q'22	2Q'22	1Q'22	4Q'21	3Q'21
Rolling 12 Month Return on Average Shareholders' Equity (5 Point Avg)	(10.4)%	(9.4)%	(8.4)%	(2.8)%	1.9%
Less: Net Unrealized (Gains) Losses on Fixed Maturities	0.1%	(0.6)%	(0.9)%	(0.4)%	0.3%
Rolling 12 Month Return on Average Shareholders' Equity Excluding Net Unrealized (Gains) Losses on Fixed Maturities (5 Point Avg)	(10.3)%	(10.0)%	(9.3)%	(3.2)%	2.2%
Excluding: Net Unrealized (Gains) Losses on Fixed Maturities (5 Point Avg)	(6.4)%	(5.9)%	(5.1)%	(1.7)%	1.0%
Excluding: Net Unrealized (Gains) Losses on Fixed Maturities and Goodwill (5 Point Avg)	(16.7)%	(15.9)%	(14.4)%	(4.9)%	3.2%

	For the Periods Ended					
	2021	2020	2019	2018	2017	2016
Rolling 12 Month Return on Average Shareholders' Equity (5 Point Avg)	(2.8)%	9.8%	14.8%	7.7%	5.9%	0.8%
Less: Net Unrealized (Gains) Losses on Fixed Maturities	(0.4)%	1.5%	1.5%	0.6%	0.7%	0.1%
Rolling 12 Month Return on Average Shareholders' Equity Excluding Net Unrealized (Gains) Losses on Fixed Maturities (5 Point Avg)	(3.2)%	11.3%	16.3%	8.3%	6.6%	0.9%
Excluding: Net Unrealized (Gains) Losses on Fixed Maturities (5 Point Avg)	(1.7)%	5.0%	8.4%	3.1%	1.4%	0.2%
Excluding: Net Unrealized (Gains) Losses on Fixed Maturities and Goodwill (5 Point Avg)	(4.9)%	16.3%	24.7%	11.4%	8.0%	1.1%

KEMPER

Earnings Call Presentation – 3Q 2022

25

Non-GAAP Financial Measures

Diluted Adjusted Consolidated Net Operating Income (Loss) Per Unrestricted Share is a non-GAAP financial measure computed by dividing Adjusted Consolidated Net Operating Income (Loss) attributed to unrestricted shares by the weighted-average unrestricted shares and equivalent shares outstanding. The most directly comparable GAAP financial measure is Diluted Net Income (Loss) Per Unrestricted Share.

Kemper believes that Diluted Adjusted Consolidated Net Operating Income (Loss) Per Unrestricted Share provides investors with a valuable measure of its ongoing performance because it reveals underlying operational performance trends that otherwise might be less apparent if the items were not excluded. Income from change in fair value of equity and convertible securities, net realized investment gains (losses), impairment losses related to investments, acquisition related transaction, integration and other costs and loss from early extinguishment of debt included in Kemper's results may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions that impact the values of the company's investments, the timing of which is unrelated to the insurance underwriting process.

	For the Three Months Ended				
Per Unrestricted Share	3Q22	2Q22	1Q22	4Q21	3Q21
Net Income (Loss) - Diluted	$ (1.19)	$ (1.17)	$ (1.49)	$ (1.66)	$ (1.18)
Net (Income) Loss From:					
Change in Fair Value of Equity & Convertible Securities	0.14	0.50	0.35	(0.27)	0.01
Net Realized Investment Gains (Losses)	0.15	(0.13)	(0.02)	(0.27)	(0.13)
Impairment Losses	0.10	0.06	0.11	0.04	0.01
Acquisition Related Transaction, Integration and Other Costs	0.32	0.12	0.06	0.11	0.10
Debt Extinguishment, pension and other charges	-	-	0.05	-	-
Adj. Consolidated Net Operating Income (Loss) - Diluted	$ (0.48)	$ (0.62)	$ (0.94)	$ (2.05)	$ (1.19)

KEMPER

Earnings Call Presentation – 3Q 2022 | 26

Non-GAAP Financial Measures

Underlying Combined Ratio – Continued

	For the Three Months Ended				
	3Q22	2Q22	1Q22	4Q21	3Q21
Specialty P&C Insurance					
Combined Ratio as Reported	107.6%	108.0%	108.6%	118.9%	111.6%
Current Year Catastrophe Loss and LAE Ratio	(1.5)%	(0.6)%	(0.2)%	(0.2)%	(0.3)%
Prior Years Non-Catastrophe Losses and LAE Ratio	0.7%	1.4%	0.4%	0.7%	(2.4)%
Prior Years Catastrophe Losses and LAE Ratio	0.0%	0.0%	(0.1)%	0.0%	0.0%
Underlying Combined Ratio	106.8%	108.8%	108.7%	119.4%	108.9%
Preferred P&C Insurance					
Combined Ratio as Reported	110.1%	121.7%	111.6%	115.5%	116.6%
Current Year Catastrophe Loss and LAE Ratio	(7.2)%	(15.7)%	(7.3)%	(4.6)%	(14.3)%
Prior Years Non-Catastrophe Losses and LAE Ratio	0.2%	(1.2)%	(1.3)%	(5.2)%	0.0%
Prior Years Catastrophe Losses and LAE Ratio	0.5%	0.5%	2.1%	1.2%	(0.1)%
Underlying Combined Ratio	103.6%	105.3%	105.1%	106.9%	102.2%
Preferred Auto					
Combined Ratio as Reported	116.9%	114.7%	118.5%	135.5%	117.4%
Current Year Catastrophe Loss and LAE Ratio	(1.2)%	(1.7)%	(0.5)%	(1.3)%	(2.6)%
Prior Years Non-Catastrophe Losses and LAE Ratio	(0.2)%	0.0%	(1.6)%	(7.2)%	(0.1)%
Prior Years Catastrophe Losses and LAE Ratio	(0.1)%	0.0%	(0.1)%	0.1%	(0.1)%
Underlying Combined Ratio	115.4%	113.0%	116.3%	127.1%	114.6%
Preferred Home & Other					
Combined Ratio as Reported	100.0%	133.3%	100.5%	82.5%	115.2%
Current Year Catastrophe Loss and LAE Ratio	(16.2)%	(39.2)%	(18.3)%	(10.1)%	(33.9)%
Prior Years Non-Catastrophe Losses and LAE Ratio	0.8%	(3.2)%	(1.0)%	(1.8)%	0.2%
Prior Years Catastrophe Losses and LAE Ratio	1.3%	1.4%	5.5%	3.1%	0.0%
Underlying Combined Ratio	85.9%	92.3%	86.7%	73.7%	81.5%

KEMPER

Earnings Call Presentation – 3Q 2022 | 27

Non-GAAP Financial Measures

As Adjusted for Acquisition – Continued

Consolidated Financial Highlights

($ in millions, except per share data)	Three Months Ended				
	30-Sep-22	**30-Jun-22**	**31-Mar-22**	**31-Dec-21**	**30-Sep-21**
Earned Premiums					
Kemper - GAAP As Reported	$ 1,307.0	$ 1,353.7	$ 1,338.6	$ 1,359.1	$ 1,356.1
AAC - Prior to Acquisition	-	-	-	-	-
As Adjusted [1]	$ 1,307.0	$ 1,353.7	$ 1,338.6	$ 1,359.1	$ 1,356.1
Net Income (Loss)					
Kemper - GAAP As Reported	$ (76.2)	$ (74.7)	$ (94.8)	$ (105.8)	$ (75.3)
AAC - Prior to Acquisition	-	-	-	-	-
Less: Impact of Purchase Accounting	(3.5)	(3.4)	(3.5)	(4.5)	(6.7)
As Adjusted [1]	$ (72.7)	$ (71.3)	$ (91.3)	$ (101.3)	$ (68.6)
As Adjusted [1] - Per Diluted Share	*$ (1.14)*	*$ (1.12)*	*$ (1.43)*	*$ (1.59)*	*$ (1.08)*
Adjusted Consolidated Net Operating Income (Loss)					
Kemper - GAAP As Reported	$ (30.5)	$ (39.7)	$ (60.1)	$ (130.8)	$ (75.8)
AAC - Prior to Acquisition	-	-	-	-	-
Less: Impact of Purchase Accounting	(3.5)	(3.4)	(3.5)	(4.5)	(6.7)
As Adjusted [1]	$ (27.0)	$ (36.3)	$ (56.6)	$ (126.3)	$ (69.1)
As Adjusted [1] - Per Diluted Share	*$ (0.42)*	*$ (0.57)*	*$ (0.89)*	*$ (1.98)*	*$ (1.08)*

[1] As Adjusted is a non-GAAP measure, which is comprised by excluding impact of purchase accounting in 2021 and 2022 and including historical results of Kemper and AAC in periods prior to acquisition date of April 1, 2021.

KEMPER

Earnings Call Presentation – 3Q 2022 | 28

Non-GAAP Financial Measures

As Adjusted for Acquisition – Continued

Specialty P&C Insurance Segment

($ in millions)

	Three Months Ended					
	30-Sep-22	30-Jun-22	31-Mar-22	31-Dec-21	30-Sep-21	30-Jun-21
Earned Premiums						
Kemper Specialty P&C - GAAP As Reported	$ 999.5	$ 1,043.7	$ 1,021.6	$ 1,032.3	$ 1,028.3	$ 1,010.3
AAC - Prior to Acquisition			-	-	-	-
As Adjusted [1]	$ 999.5	$ 1,043.7	$ 1,021.6	$ 1,032.3	$ 1,028.3	$ 1,010.3
Current Year Non-CAT Losses and LAE						
Kemper Specialty P&C - GAAP As Reported	$ 868.0	$ 930.2	$ 911.7	$ 1,028.5	$ 924.4	$ 877.4
AAC - Prior to Acquisition	-	-	-	-	-	-
Less: Impact of Purchase Accounting						
Amortization of Fair Value Adjustment to Unpaid Loss and LAE	0.1	0.1	0.3	0.2	0.3	0.3
As Adjusted [1]	$ 867.9	$ 930.1	$ 911.4	$ 1,028.3	$ 924.1	$ 877.1
Insurance Expenses						
Kemper Specialty P&C - GAAP As Reported	$ 198.8	$ 205.4	$ 199.3	$ 204.4	$ 194.2	$ 205.6
AAC - Prior to Acquisition	-	-	-	-	-	-
Less: Impact of Purchase Accounting	4.3	4.2	4.7	5.9	8.6	12.9
As Adjusted [1]	$ 194.5	$ 201.2	$ 194.6	$ 198.5	$ 185.6	$ 192.7
As Adjusted [1] Underlying Combined Ratio						
As Adjusted [1] Underlying Loss & LAE Ratio	86.8%	89.1%	89.2%	99.6%	89.9%	86.8%
As Adjusted [1] Expense Ratio	19.5%	19.3%	19.1%	19.2%	18.0%	19.2%
As Adjusted [1] Underlying Combined Ratio	106.3%	108.4%	108.3%	118.8%	107.9%	105.9%

[1] *As Adjusted is a non-GAAP measure, which is comprised by excluding impact of purchase accounting in 2021 and 2022 and including historical results of Kemper and AAC in periods prior to acquisition date of April 1, 2021.*

KEMPER

Earnings Call Presentation – 3Q 2022 | 29

Non-GAAP Financial Measures

As Adjusted for Acquisition – Continued

Specialty Personal Automobile Insurance

($ in millions)	Three Months Ended 30-Sep-22	30-Jun-22	31-Mar-22	31-Dec-21	30-Sep-21	30-Jun-21
Earned Premiums						
Kemper Specialty P&C - GAAP As Reported	$ 858.8	$ 905.8	$ 901.7	$ 918.1	$ 920.6	$ 909.6
AAC - Prior to Acquisition	-	-	-	-	-	-
As Adjusted [1]	$ 858.8	$ 905.8	$ 901.7	$ 918.1	$ 920.6	$ 909.6
Current Year Non-CAT Losses and LAE						
Kemper Specialty P&C - GAAP As Reported	$ 757.8	$ 828.6	$ 827.7	$ 938.5	$ 843.9	$ 805.1
AAC - Prior to Acquisition	-	-	-	-	-	-
Less: Impact of Purchase Accounting						
Amortization of Fair Value Adjustment to Unpaid Loss and LAE	0.1	-	0.3	0.2	0.3	0.2
As Adjusted [1]	$ 757.7	$ 828.6	$ 827.4	$ 938.3	$ 843.6	$ 804.9
Insurance Expenses						
Kemper Specialty P&C - GAAP As Reported	$ 172.9	$ 179.7	$ 177.3	$ 184.3	$ 176.0	$ 187.7
AAC - Prior to Acquisition	-	-	-	-	-	-
Less: Impact of Purchase Accounting	3.8	3.8	4.3	5.5	8.1	12.4
As Adjusted [1]	$ 169.1	$ 175.9	$ 173.0	$ 178.8	$ 167.9	$ 175.3
As Adjusted [1] Underlying Combined Ratio						
As Adjusted [1] Underlying Loss & LAE Ratio	88.2%	91.5%	91.8%	102.2%	91.6%	88.5%
As Adjusted [1] Expense Ratio	19.7%	19.4%	19.2%	19.5%	18.2%	19.3%
As Adjusted [1] Underlying Combined Ratio	107.9%	110.9%	110.9%	121.7%	109.9%	107.8%

[1] *As Adjusted is a non-GAAP measure, which is comprised by excluding impact of purchase accounting in 2021 and 2022 and including historical results of Kemper and AAC in periods prior to acquisition date of April 1, 2021.*

KEMPER
Earnings Call Presentation – 3Q 2022 | 30